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                             Dated 30 September 1998

                       (1) INSIGNIA FINANCIAL GROUP, INC.

                             (2) CERTAIN COVENANTORS

                             (3) INSIGNIA/ESG, INC.



                        DEED OF ASSUMPTION AND VARIATION



                              ASHURST MORRIS CRISP
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 0171-638-1111
                               Fax: 0171-972-7990
                           PVB/FXH/Insignia/I31200091

THIS DEED OF ASSUMPTION AND VARIATION is made the 30 September 1998.

BETWEEN:-

(1) INSIGNIA FINANCIAL GROUP, INC, incorporated in the state of Delaware, USA, whose registered office is at One Insignia Financial Plaza, Greenville, South Carolina 29602 ("IFG");

(2)       THE COVENANTORS; and

(3) INSIGNIA/ESG, INC, incorporated in the state of Delaware, USA, whose principal office is at 200 Park Avenue, New York, NY 10166, USA ("IESG").


WHEREAS:-

(A) Pursuant to an offer document dated 20 February 1998 (the "OFFER DOCUMENT"), IFG offered to acquire all the issued and to be issued share capital of Richard Ellis Group Limited ("REGL") and the offers contained in the Offer Document were declared unconditional on 25 February 1998.

(B) IFG and Andrew Huntley and Others entered into a Deed of Warranty and Indemnity dated 25 February 1998 (the "ORIGINAL DEED") pursuant to which IFG and the Covenantors assumed obligations towards and acquired rights against each other

(C) By an Agreement dated as of 26 May 1998, IFG agreed to merge with Apartment Investment and Management Company ("AIMCO"), with AIMCO operating as the surviving corporation.

(D) Prior to the merger referred to in Recital (C), IFG transferred its commercial business, including REGL and its subsidiaries, to Insignia/ESG Holdings, Inc. ("IESGH"), at that time a wholly-owned subsidiary of IFG.

(E) Prior to the merger referred to in Recital (C), IFG agreed to transfer its liabilities under and in respect of the Original Deed and the Offer Document to IESGH, and IESGH agreed to assume such liabilities.

(F) The parties to this Deed wish to substitute IESG for IFG in respect of the rights, obligations and liabilities of IFG under the Original Deed in accordance with the terms set out in this Deed.

(G) The parties to this Deed also wish to substitute IESG for IFG in respect of the rights, obligations and liabilities of IFG under the Offer Document in accordance with the terms set out in this Deed.


NOW IT IS HEREBY AGREED:-

1.        DEFINITIONS

1.1 DEFINED TERMS: In this Deed, including the Recitals, unless otherwise provided, words and expressions defined in the Original Deed shall bear the same meaning when used herein and, in addition:

          "AIMCO SHARES" means the shares in AIMCO issued or to be issued to the Original Covenantors, in respect of such Original Covenantors' Non-Alternative Stock, upon the merger of IFG into AIMCO as referred to in Recital (C);
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          "COVENANTORS" means such of the Original Covenantors as are parties to this Deed;

          "DEED" means this deed of assumption and variation;

          "DEFERRED LOAN NOTES" shall have the meaning given to it in the Offer Document;

          "EFFECTIVE DATE" means 30 September 1998;

          "ESCROW SHARE VALUE" means, in respect of each Covenantor who was not a C Ordinary Shareholder, the aggregate of the value of such Covenantor's AIMCO Shares (if any), IESGH Shares (if any) and Share Cash (if any) calculated on the relevant Release Date;

          "IESGH SHARES" means the shares in IESGH distributed or to be distributed to the Original Covenantors, in respect of such Original Covenantors Non-Alternative Stock, following the transfer of IFG's commercial business as referred to in Recital (D);

          "OFFER DOCUMENT" has the meaning given to it in Recital (A);

          "ORIGINAL COVENANTORS" means each of the "Covenantors" as defined in the Original Deed; and

          "SHARE CASH" means any cash distributed or to be distributed to the Original Covenantors in lieu of fractions of, or in respect of, AIMCO Shares or in lieu of fractions of, or in respect of, IESGH Shares, in respect of such Original Covenantors' Non-Alternative Stock, and the proceeds from any sale of any AIMCO Shares referred to in clause 5.3.

1.2       INTERPRETATION:  Unless otherwise stated, in this Deed:

          (a) references to the parties hereto include their respective permitted assignees and/or the respective successors in title to substantially the whole of their respective undertakings and, in the case of individuals, to their respective estates and personal representatives;

          (b) references to persons shall include bodies corporate and unincorporated, associations, partnerships and individuals;

          (c) words denoting the singular shall include the plural and words denoting any gender shall include all genders;

          (d)     references to clauses are to clauses of this Deed; and

          (e) a reference to (or to any specified provision of) the Original Deed or the Offer Document is to be construed as a reference to the Original Deed or the Offer Document (or that provision) as it may have been, is by this Deed or may hereafter be, from time to time, amended, varied, supplemented, restated or novated.

2.        THE DEED

          Each of IFG and each of the Covenantors hereby severally confirm to IESG that it, he or she, as the case may be, has not assigned or otherwise transferred any of its, his or her, as the case may be, respective rights or obligations under or in connection with the Original Deed and there has been no amendment to the Original Deed since its execution, save in the case of IFG for the agreement to transfer liabilities referred to in Recital (E).

3.       EFFECT OF DEED

         It is the intention of each of the parties to this Deed that the provisions of this Deed shall, as between such parties, become binding and effective on the Effective Date, notwithstanding that:

        (a) a party to this Deed may not execute this Deed until after the Effective Date;

        (b) the parties to this Deed may execute this Deed at different times; and

        (c) at any time, not all of the Original Covenantors have executed this Deed.

4.       ASSUMPTION

4.1 With effect from the Effective Date there shall be assumed by IESG in place of IFG:

         (a) the benefit of all obligations and liabilities owed to IFG under the Original Deed and the Offer Document by the Covenantors (the "ASSUMED BENEFITS"); and

         (b) all obligations and liabilities owed by IFG under the Original Deed and the Offer Document to the Covenantors (the "ASSUMED OBLIGATIONS")

          with the intent and to the effect that IESG shall owe to the Covenantors the Assumed Obligations, and the Covenantors shall owe to IESG the Assumed Benefits and each of the Covenantors and IESG shall be entitled to exercise against the other all rights, remedies and claims arising under the Original Deed or, as the case may be, the Offer Document in respect of the Assumed Benefits and the Assumed Obligations as if references in the Original Deed or, as the case may be, the Offer Document to IFG were references to IESG.

4.2 Each Covenantor acknowledges that, with effect from the Effective Date, it will exercise any claim it may have in respect of the Assumed Benefits and the Assumed Obligations firstly against IESG.

4.3 Nothing in this Deed shall increase the aggregate amount of the liability of any Covenantor beyond the aggregate amount of the liability such Covenantor would have had under the Original Deed had the merger, transfer and other matters referred to in Recitals (C) and
          (D) not occurred and this Deed not been entered into.

5.        VARIATIONS TO ESCROW ARRANGEMENTS

5.1 The parties agree that the provisions relating to escrow arrangements set out in paragraph 5 of Schedule 2 of the Original Deed shall be varied as set out in this clause 5, and save to the extent varied by this clause 5, such provisions shall remain in full force and effect.

5.2 Upon issue or, as the case may be, payment to the Covenantors (or to the Escrow Agent on their behalf), the Share Cash, the AIMCO Shares and the IESGH Shares shall become subject to the escrow arrangements applicable to Escrow Shares as set out in paragraph 5 of Schedule 2 of the Original Deed, as varied by this clause 5.

5.3 At any time the Covenantors' Representative may, upon instructions received from any Covenantor, and the Covenantors' Representative is hereby appointed and authorised to, sell all or any part of the AIMCO Shares issued to such Covenantor at such time and in such manner as the Covenantors' Representative may determine.

5.4 The proceeds from any sale referred to in clause 5.3 shall be paid to and deposited with the Escrow Agent.

5.5 On 20 February 1999, subject always to paragraph 5.3 of Schedule 2 of the Original Deed, there shall be released from the Escrow Fund to each Covenantor who was a C Ordinary Shareholder all such Covenantor's Share Cash (if any), AIMCO Shares (if any) and IESGH Shares.

5.6 On 20 February 1999, subject always to paragraph 5.3 of Schedule 2 of the Original Deed, there shall be released from the Escrow Fund to each Covenantor who was not a C Ordinary Shareholder one third of his Escrow Share Value on such date. Unless a Covenantor instructs the Covenantors' Representative to the contrary in accordance with the provisions of clause 5.9 below, the one third of each Covenantor's Escrow Share Value to be released shall be comprised as follows:

          FIRST, Share Cash in an amount equal to the lower of (A) one third of such Covenantor's Escrow Share Value and (B) such Covenantor's unreleased Share Cash on such date;

          SECOND, AIMCO Shares equal in value to one third of such Covenantor's Escrow Share Value minus the value of the such Covenantor's Share Cash (if any) released under sub-paragraph FIRST above; and

          THIRD, IESGH Shares equal in value to one third of such Covenantor's Escrow Share Value minus the value of such Covenantor's Share Cash (if any) released under sub-paragraph FIRST above and minus the value of such Covenantor's AIMCO Shares (if any) released under sub-paragraph SECOND above.

5.7 On 20 February 2000, subject always to paragraph 5.3 of Schedule 2 of the Original Deed, there shall be released from the Escrow Fund to each Covenantor who was not a C Ordinary Shareholder one half of his Escrow Share Value on such date. Unless a Covenantor instructs the Covenantors' Representative to the contrary in accordance with the provisions of clause 5.9 below, the one half of each Covenantor's Escrow Share Value to be released shall be comprised as follows:

          FIRST, Share Cash in an amount equal to the lower of (A) one half of such Covenantor's Escrow Share Value and (B) such Covenantor's unreleased Share Cash on such date;

          SECOND, AIMCO Shares equal in value to one half of such Covenantor's Escrow Share Value minus the value of the such Covenantor's Share Cash (if any) released under sub-paragraph FIRST above; and

          THIRD, IESGH Shares equal in value to one half of such Covenantor's Escrow Share Value minus the value of such Covenantor's Share Cash (if any) released under sub-paragraph FIRST above and minus the value of such Covenantor's AIMCO Shares (if any) released under sub-paragraph SECOND above.

5.8 On 20 February 2001, subject always to paragraph 5.3 of Schedule 2 of the Original Deed, there shall be released from the Escrow Fund to each Covenantor who was not a C Ordinary Shareholder all such Covenantor's remaining Share Cash (if any), AIMCO Shares (if any) and IESGH Shares (if any).

5.9 If any Covenantor who was not a C Ordinary Shareholder wishes the one third or, as the case may be, one half of his Escrow Share Value due to be released on 20 February 1999 or, as the case may be, 20 February 2000 to be comprised of Share Cash, AIMCO Shares and/or IESGH Shares other than as set out in clauses 5.6 or, as the case may be, 5.7, such Covenantor shall notify the Covenantors' Representative of his wishes in writing, the Covenantors' Representative shall inform IESG in writing of such Covenantor's wishes not later than 30 days prior to relevant Release Date, and on the relevant Release Date such Covenantor's one third or, as the case may be, one half of his Escrow Share Value shall be comprised in accordance with his wishes.

5.10 For the purpose of paragraph 5.3 of Schedule 2 of the Original Deed, the words "(firstly from Escrow Shares and secondly from Escrow Notes)" shall be deemed to read "(firstly from IESGH Shares, secondly from AIMCO Shares, thirdly from Share Cash and fourthly from Escrow Notes)".

5.11 For the purpose of paragraph 5.4(e) of Schedule 2 of the Original Deed, the words "firstly be taken from the Escrow Shares and secondly from the Escrow Notes" shall be deemed to read "firstly be taken from the IESGH Shares, secondly from the AIMCO Shares, thirdly from Share Cash and fourthly from the Escrow Notes".

5.12 For the purpose of paragraph 5.5(a) of Schedule 2 of the Original Deed, "Market Price" as of any date shall mean the average of the closing price for the stock being valued over the five business days prior to such date.

6.        REPRESENTATIONS AND WARRANTIES

          Each of IFG and IESG represents and warrants that:-

          (a) INCORPORATION: it is a corporation validly existing and in good standing under the law of the country and state in which it is incorporated and it has appropriate power and authority to own its property and assets and carry on its business as it is now conducted;

          (b) POWERS AND AUTHORITY: it has appropriate power to enter into and perform the terms and conditions of this Deed and has taken all necessary corporate action to authorise the execution, delivery and performance of this Deed; and

         (c) CONSENTS: no material permit, licence, approval or authorisation of any governmental, judicial or other authority or other third party is required in connection with the execution, performance, validity or enforceability of this Deed.

7.        GOVERNING LAW

7.1 This Deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement or its formation) shall be governed by and construed in accordance with English law.

7.2 The parties irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in London for the purpose of hearing and determining any dispute arising out of or in connection with this agreement and for the purpose of enforcement of any judgement against their respective assets.

8.        MISCELLANEOUS

8.1 The provisions of clauses 14, 16, 17, 18.2, 19 and 20 of the Original Deed shall apply to this Deed, mutatis mutandis, and as if references therein to "this Deed" were references to this Deed, and as if:

          (a) the references in such clauses (other than in clause 20) to "the Offeror" were references to IFG and IESG;

          (b) the facsimile number for services of notices, demands and other communications for IESG in clause 16.1 were:

                  fax number - 0171 972 7990
                  marked for the attention of Philip Broke copy to General Counsel of Insignia/ESG, Inc.
                  Fax Number: 001 212 984 7153; and

          (c) references in clause 20 to "the Offeror" were references to IESG.

8.2 Save to the extent amended by this Deed, the Original Deed and the Offer Document shall continue in full force and effect.


EXECUTED and DELIVERED as a DEED by the parties on the date stated at the beginning of this DEED.

Signed as a deed and delivered by the     )
said P B ALLANSON                         )     /s/ P. B. Allanson        Date:
in the presence of:-                      )     P B ALLANSON


 ....................                      ................................
Signature of Witness                      Address of Witness

 ....................                      ................................
Name of Witness                           Occupation of Witness


Signed as a deed and delivered by the     )
said MRS B ALLANSON                       )    /s/ Mrs. B. Allanson  Date:
in the presence of:-                      )    MRS B ALLANSON


 ................................          ..............................
Signature of Witness                      Address of Witness

 ................................          ..............................
Name of Witness                           Occupation of Witness

Signed as a deed and delivered by         )
the said R D ARCHER                       )    /s/ R. D. Archer      Date:
in the presence of:-                      )    R D ARCHER


 ................................          ..............................
Signature of Witness                      Address of Witness

 ................................          ..............................
Name of Witness                           Occupation of Witness


Signed as a deed and delivered by the     )
said C N G ARDING                         )     /s/ C. N. G. Arding    Date:
in the presence of:-                      )     C N G ARDING


 ................................          ............................
Signature of Witness                      Address of Witness

 ................................          ............................
Name of Witness                           Occupation of Witness

Signed as a deed and delivered by the  )
said MRS M G ARDING                    )        /s/ Mr. M. G. Arding   Date:
in the presence of:-                   )        MRS M G ARDING


 ................................                .............................
Signature of Witness                            Address of Witness

 ................................                .............................
Name of Witness                                 Occupation of Witness



Signed as a deed and delivered by the  )
said D C BARKER                        )        /s/ D. C. Barker       Date:
in the presence of:-                   )        D C BARKER


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the  )
said S D BARROWCLIFF                   )        /s/ S. D. Barrowcliff  Date:
in the presence of:-                   )        S D BARROWCLIFF


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the  )
said MRS A M BARROWCLIFF               )        /s/ Mr. A. M. Barrowcliff Date:
in the presence of:-                   )        MRS A M BARROWCLIFF


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the  )
said S L BARTER                        )        /s/ S. L. Barter       Date:

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in the presence of:-                   )          S L BARTER


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said MRS A J BARTER                    )          /s/ Mrs. A. J. Barter  Date:
in the presence of:-                   )          MRS A J BARTER


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said D J BERRY                         )          /s/ D. J. Berry        Date:
in the presence of:-                   )          D J BERRY


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said J S BORNER                       )           /s/ J. S. Borner       Date:
in the presence of:-                  )           J S BORNER


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said D R BOYNE                        )           /s/ D. R. Boyne        Date:
in the presence of:-                  )           D R BOYNE

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 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said A J BOYNE                        )           /s/ A. J. Boyne        Date:
in the presence of:-                  )           A J BOYNE


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said J BROUNGER                       )           /s/ J. Brounger        Date:
in the presence of:-                  )           J BROUNGER


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said K J CAESAR                       )           /s/ K. J. Caesar       Date:
in the presence of:-                  )           K J CAESAR


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS C A CAESAR                   )           /s/ Mrs. C. A. Caesar  Date:
in the presence of:-                  )           MRS C A CAESAR


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said J R CAESAR                       )           /s/ J. R. Caesar       Date:
in the presence of:-                  )           J R CAESAR


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said N J A CAESAR                     )           /s/ N. J. A. Caesar    Date:
in the presence of:-                  )           N J A CAESAR


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said G CARR-JONES                     )           /s/ G. Carr-Jones      Date:
in the presence of:-                  )           G CARR-JONES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness

Signed as a deed and delivered by the  )
said S V CLAYTON                       )          /s/ S. V. Clayton      Date:
in the presence of:-                   )          S V CLAYTON


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


S V CLAYTON (1997) CHILDREN'S TRUST
Signed for and on behalf of            )
The Trust by W M H ROSE                )          /s/ W. J. H. Rose      Date:
in the presence of:-                   )          W M H ROSE


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


S V CLAYTON (1997) CHILDREN'S TRUST
Signed for and on behalf of            )
The Trust by S V CLAYTON               )          /s/ S. V. Clayton      Date:
in the presence of:-                   )          S V CLAYTON


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness

Signed as a deed and delivered by the  )
said S H CLUES                         )          /s/ S. H. Clues        Date:
in the presence of:-                   )          S H CLUES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness

Signed as a deed and delivered by the  )
said P R COOPER-PARRY                  )          /s/ P. R. Cooper-Parry Date:
in the presence of:-                   )          P R COOPER-PARRY


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said T DANN                            )          /s/ T. Dann            Date:
in the presence of:-                   )          T DANN


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said MRS J E DANN                      )          /s/ Mrs. J. E. Dann    Date:
in the presence of:-                   )          MRS J E DANN


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said P R DAWE                          )          /s/ P. R. Dawe         Date:
in the presence of:-                   )          P R DAWE


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS M J DAWE                     )           /s/ Mrs. M. J. Dawe    Date:
in the presence of:-                  )           MRS M J DAWE

 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said A L DAWSON                       )           /s/ A. L. Dawson       Date:
in the presence of:-                  )           A L DAWSON


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said H V A ELLINGHAM                  )           /s/ H. V. A. Ellingham Date:
in the presence of:-                  )           H V A ELLINGHAM


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS A ELLINGHAM                  )           /s/ Mrs. A. Ellingham  Date:
in the presence of:-                  )           MRS A ELLINGHAM



 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness

Signed as a deed and delivered by the )
said I D ELLIS                        )           /s/ I. D. Ellis        Date:
in the presence of:-                  )           I D ELLIS


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said A FORBES                         )           /s/ A. Forbes          Date:
in the presence of:-                  )           A FORBES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS J L FORBES                   )           /s/ Mrs. J. L. Forbes  Date:
in the presence of:-                  )           MRS J L FORBES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said A C FROGGATT                     )           /s/ A. C. Froggatt     Date:
in the presence of:-                  )           A C FROGGATT


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS N M FROGGATT                 )           /s/ Mrs. N. M. Froggatt Date:

in the presence of:-                  )         MRS N M FROGGATT


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MISS P A FROGGATT                )         /s/ Miss P. A. Froggatt  Date:
in the presence of:-                  )         MISS P A FROGGATT


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MISS S V FROGGATT                )         /s/ Miss S. V. Froggatt  Date:
in the presence of:-                  )         MISS S V FROGGATT


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said D A GOODFELLOW                   )         /s/ D. A. Goodfellow    Date:
in the presence of:-                  )         D A GOODFELLOW


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness

Signed as a deed and delivered by the   )
said MRS M A GOODFELLOW                 )      /s/ Mrs. M. A. Goodfellow  Date:
in the presence of:-                    )      MRS M A GOODFELLOW


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the   )
said A J GOODFELLOW                     )      /s/ A. J. Goodfellow    Date:
in the presence of:-                    )      A J GOODFELLOW


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the   )
said D A GREEN                          )      /s/ D. A. Green        Date:
in the presence of:-                    )      D A GREEN


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the   )
said N A GREVILLE                       )      /s/ N. A. Greville     Date:
in the presence of:-                    )      N A GREVILLE


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the   )
said R S GYLES                          )       /s/ R. S. Gyles        Date:

in the presence of:-                  )           R S GYLES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said C M HANSON                       )           /s/ C. M. Hanson       Date:
in the presence of:-                  )           C M HANSON


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said K N HARRIS                       )           /s/ K. N. Harris       Date:
in the presence of:-                  )           K N HARRIS


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS D A HARRIS                   )           /s/ Mrs. D. A. Harris  Date:
in the presence of:-                  )           MRS D A HARRIS


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness

Signed as a deed and delivered by the )
said B N HARRIS                       )           /s/ B. N. Harris       Date:
in the presence of:-                  )           B N HARRIS


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said MRS R M HARRIS                   )           /s/ Mrs. R. M. Harris  Date:
in the presence of:-                  )           MRS R M HARRIS


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said I HARVEY                         )           /s/ I. Harvey          Date:
in the presence of:-                  )           I HARVEY


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said R HAYES                          )           /s/ R. Hayes           Date:
in the presence of:-                  )           R HAYES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the )
said A E L HEARN                      )           /s/ A. E. L. Hearn     Date:

in the presence of:-                  )       A E L HEARN


 ................................              ............................
Signature of Witness                          Address of Witness

 ................................              ............................
Name of Witness                               Occupation of Witness


Signed as a deed and delivered by the )
said D R HEIGHWAY                     )       /s/ D. R. Heighway     Date:
in the presence of:-                  )       D R HEIGHWAY


 ................................              ............................
Signature of Witness                          Address of Witness

 ................................              ............................
Name of Witness                               Occupation of Witness


Signed as a deed and delivered by the )
said D R HITCHCOCK                    )       /s/ D. R. Hitchcock.   Date:
in the presence of:-                  )       D R HITCHCOCK


 ................................              ............................
Signature of Witness                          Address of Witness

 ................................              ............................
Name of Witness                               Occupation of Witness


Signed as a deed and delivered by the )
said MRS J K HITCHCOCK                )       /s/ Mrs. J. K. Hitchcock  Date:
in the presence of:-                  )       MRS J K HITCHCOCK


 ................................              ............................
Signature of Witness                          Address of Witness

 ................................              ............................
Name of Witness                               Occupation of Witness

Signed as a deed and delivered by the  )
said G HOLLIS                          )          /s/ G. Hollis          Date:
in the presence of:-                   )          G HOLLIS


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said S A HUBBARD                       )          /s/ S. A. Hubbard      Date:
in the presence of:-                   )          S A HUBBARD


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said G F HUGHES                        )          /s/ G. F. Hughes       Date:
in the presence of:-                   )          G F HUGHES


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness


Signed as a deed and delivered by the  )
said A J M HUNTLEY                     )          /s/ A. J. M. Huntley   Date:
in the presence of:-                   )          A J M HUNTLEY


 ................................                  ............................
Signature of Witness                              Address of Witness

 ................................                  ............................
Name of Witness                                   Occupation of Witness

Signed as a deed and delivered by the  )
said MS J M HUNTLEY                    )        /s/ Ms. J. M. Huntley  Date:
in the presence of:-                   )        MS J M HUNTLEY


 ................................                ............................
Signature of Witness                            Address of Witness

 ................................                ............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the  )
said MS N L HUNTLEY                    )         /s/ Ms. N. L. Huntley  Date:
in the presence of:-                   )         MS N L HUNTLEY


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the  )
said L J JENNINGS                      )         /s/ L. J. Jennings     Date:
in the presence of:-                   )         L J JENNINGS


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the  )
said A KIDOUSHIM                       )         /s/ A. Kidoushim       Date:
in the presence of:-                   )         A KIDOUSHIM


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said MRS M KIDOUSHIM                     )       /s/ Mrs. M. Kidoushim  Date:
in the presence of:-                     )       MRS M KIDOUSHIM


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the    )
said J M LEA                             )       /s/ J. M. Lea          Date:
in the presence of:-                     )       J M LEA


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the    )
said MRS S LEA                           )       /s/ Mrs. S. Lea        Date:
in the presence of:-                     )       MRS S LEA


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the    )
said A J LEECH                           )       /s/ A. J. Leech        Date:
in the presence of:-                     )       A J LEECH


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness

Signed as a deed and delivered by the )
said D M LETHBRIDGE                   )          /s/ D. M. Lethbridge   Date:
in the presence of:-                  )          D M LETHBRIDGE


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said P H S  LEYBURN                   )          /s/ P. H. S. Leyburn   Date:
in the presence of:-                  )          P H S  LEYBURN


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said MRS A M LEYBURN                  )          /s/ Mrs. A. M. Leyburn  Date:
in the presence of:-                  )          MRS A M LEYBURN


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said R P LISTER                       )          /s/ R. P. Lister       Date:
in the presence of:-                  )          R P LISTER


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness

Signed as a deed and delivered by the )
said MRS E S LISTER                   )      /s/ Mrs. E. S. Lister  Date:
in the presence of:-                  )      MRS E S LISTER


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said E T D LUKER                      )      /s/ E. T. D. Luker     Date:
in the presence of:-                  )      E T D LUKER


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said MRS G LUKER                      )      /s/ Mrs. G. Luker      Date:
in the presence of:-                  )      MRS G LUKER


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said M M MCALISTER                    )      /s/ M. M. McAlister    Date:
in the presence of:-                  )      M M MCALISTER


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said MRS C E MCALLISTER               )     /s/ Mrs. C. E. McAllister Date:
in the presence of:-                  )     MRS C E MCALLISTER


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said A P J MCINTOSH                   )      /s/ A. P. J. McIntosh  Date:
in the presence of:-                  )      A P J MCINTOSH


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said MRS P M MCINTOSH                 )      /s/ Mrs. P. M. McIntosh  Date:
in the presence of:-                  )      MRS P M MCINTOSH


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said R J MERRYWEATHER                 )      /s/ R. J. Merryweather  Date:
in the presence of:-                  )      R J MERRYWEATHER


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness

Signed as a deed and delivered by the )
said MRS A J MEYRICK                  )      /s/ Mrs. A. J. Meyrick  Date:
in the presence of:-                  )      MRS A J MEYRICK


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said S A MITCHELL                     )      /s/ S. A. Mitchell     Date:
in the presence of:-                  )      S A MITCHELL


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said L D MORLEY                       )      /s/ L. D. Morley       Date:
in the presence of:-                  )      L D MORLEY


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness


Signed as a deed and delivered by the )
said P J MOSS                         )      /s/ P. J. Moss         Date:
in the presence of:-                  )      P J MOSS


 ................................             ............................
Signature of Witness                         Address of Witness

 ................................             ............................
Name of Witness                              Occupation of Witness

Signed as a deed and delivered by the )
said A N MURCH                        )          /s/ A. N. Murch        Date:
in the presence of:-                  )          A N MURCH


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said MRS I M MURCH                    )          /s/ Mrs. I. M. Murch   Date:
in the presence of:-                  )          MRS I M MURCH


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said T H OLIVER                       )          /s/ T. H. Oliver       Date:
in the presence of:-                  )          T H OLIVER


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said A J G OLIVER                     )          /s/ A. J. G. Oliver    Date:
in the presence of:-                  )          A J G OLIVER


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness

Signed as a deed and delivered by the )
said P A V S OSMAN                    )          /s/ P. A. V. S. Osman  Date:
in the presence of:-                  )          P A V S OSMAN


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said MRS J C OSMAN                    )          /s/ Mrs. J. C. Osman   Date:
in the presence of:-                  )          MRS J C OSMAN


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said A OWEN                           )          /s/ A. Owen            Date:
in the presence of:-                  )          A OWEN


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said W G PEACH                        )          /s/ W. G. Peach        Date:
in the presence of:-                  )          W G PEACH


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness

Signed as a deed and delivered by the )
said MRS L A PEACH                    )          /s/ Mrs. L. A. Peach   Date:
in the presence of:-                  )          MRS L A PEACH


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said C POYNER                         )          /s/ C. Poyner          Date:
in the presence of:-                  )          C POYNER


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said A C M PRINGLE                    )          /s/ A. C. M. Pringle   Date:
in the presence of:-                  )          A C M PRINGLE


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness

Signed as a deed and delivered by the )
said MRS R A PRINGLE                  )          /s/ Mrs. R. A. Pringle  Date:
in the presence of:-                  )          MRS R A PRINGLE


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


THE PRINGLE CHILDREN'S SETTLEMENT     )
Signed for and on behalf of           )
The Trust by MR A C M PRINGLE         )          /s/ A. C. M. Pringle    Date:
in the presence of:-                             MR A C M PRINGLE



 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


THE PRINGLE CHILDREN'S SETTLEMENT     )
Signed for and on behalf of           )
The Trust by MRS R A PRINGLE          )          /s/ Mrs. R. A. Pringle  Date:
in the presence of:-                             MRS R A PRINGLE



 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


THE PRINGLE CHILDREN'S SETTLEMENT     )
Signed for and on behalf of           )
The Trust by MR J T WORKMAN           )          /s/ J. T. Workman       Date:
in the presence of:-                             MR J T WORKMAN



 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said M PULLEN                         )          /s/ M. Pullen           Date:
in the presence of:-                  )          M PULLEN

 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness


Signed as a deed and delivered by the )
said K QUEEN                          )          /s/ K. Queen            Date:
in the presence of:-                  )          K QUEEN


 ................................                 ............................
Signature of Witness                             Address of Witness

 ................................                 ............................
Name of Witness                                  Occupation of Witness

Signed as a deed and delivered by the )
said A RENSHAW                        )        /s/ A. Renshaw            Date:
in the presence of:-                  )        A RENSHAW


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the )
said R D ROBERTSON                    )        /s/ R. D. Robertson       Date:
in the presence of:-                  )        R D ROBERTSON


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the )
said MRS C J ROBERTSON                )        /s/ Mrs. C. J. Robertson  Date:
in the presence of:-                  )        MRS C J ROBERTSON


 ................................               ............................
Signature of Witness                           Address of Witness

 ................................               ............................
Name of Witness                                Occupation of Witness


Signed as a deed and delivered by the )
said S N ROBINSON                     )        /s/ S. N. Robinson        Date:
in the presence of:-                  )        S N ROBINSON


 ................................               ..............................
Signature of Witness                           Address of Witness

 ................................               ..............................
Name of Witness                                Occupation of Witness

Signed as a deed and delivered by the )
said W M H ROSE                       )         /s/ W. M. H. Rose         Date:
in the presence of:-                  )         W M H ROSE


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said C SCOTT                          )         /s/ C. Scott              Date:
in the presence of:-                  )



 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said H R SEABORN                      )         /s/ H. R. Seaborn         Date:
in the presence of:-                  )         H R SEABORN


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said J J SHELLARD                     )         /s/ J. J. Shellard        Date:
in the presence of:-                  )         J J SHELLARD



 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MRS S J SHELLARD                 )         /s/ Mrs. S. J. Shellard   Date:
in the presence of:-                  )         MRS S J SHELLARD


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness

Signed as a deed and delivered by the )
said C J SIMMONS                      )         /s/ C. J. Simmons         Date:
in the presence of:-                  )         C J SIMMONS


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MRS J C SIMMONS                  )         /s/ Mrs. J. C. Simmons    Date:
in the presence of:-                  )         MRS J C SIMMONS


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said D P SMITH                        )         /s/ D. P. Smith           Date:
in the presence of:-                  )         D P SMITH


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MRS P A SMITH                    )         /s/ Mrs. P. A. Smith      Date:
in the presence of:-                  )         MRS P A SMITH


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said J A SMITH                        )         /s/ J. A. Smith           Date:
in the presence of:-                  )         J A SMITH


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness

Signed as a deed and delivered by the )
said M M SMITH                        )         /s/ M. M. Smith           Date:
in the presence of:-                  )         M M SMITH


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said S R G SMITH                      )         /s/ S. R. G. Smith        Date:
in the presence of:-                  )         S R G SMITH


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MRS S E SMITH                    )         /s/ S. E. Smith           Date:
in the presence of:-                  )         MRS S E SMITH


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said S R SPENCE                       )         /s/ S. R. Spence          Date:
in the presence of:-                  )         S R SPENCE


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said R J STORY                        )         /s/ R. J. Story           Date:
in the presence of:-                  )         R J STORY


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said M J STRONG                       )         /s/ M. J. Strong          Date:
in the presence of:-                  )         M J STRONG


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness

Signed as a deed and delivered by the )
said MRS A M STRONG                   )         /s/ Mrs. A. M. Strong     Date:
in the presence of:-                  )         MRS A M STRONG


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said J A STRONG                       )         /s/ J. A. Strong          Date:
in the presence of:-                  )         J A STRONG


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said S A TAYLOR                       )         /s/ S. A. Taylor          Date:
in the presence of:-                  )         S A TAYLOR


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said C J T THRIFT                     )         /s/ C. J. T. Thrift       Date:
in the presence of:-                  )         C J T THRIFT


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness



Signed as a deed and delivered by the )
said S TIMBS                          )         /s/ S. Timbs              Date:
in the presence of:-                  )         S TIMBS


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said J E VIGAR                        )         /s/ J. E. Vigar           Date:
in the presence of:-                  )         J E VIGAR


 ................................               ..............................
Signature of Witness                           Address of Witness

 ................................               ..............................
Name of Witness                                Occupation of Witness

Signed as a deed and delivered by the )
said P I WALKER                       )         /s/ P. I. Walker          Date:
in the presence of:-                  )         P I WALKER



 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said C M WARNER                       )         /s/ C. M. Warner          Date:
in the presence of:-                  )         C M WARNER


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said A J WATERS                       )         /s/ A. J. Waters          Date:
in the presence of:-                  )         A J WATERS


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MRS J C WATERS                   )         /s/ Mrs. J. C. Waters     Date:
in the presence of:-                  )         MRS J C WATERS


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


THE WATERS CHILDREN'S TRUST Signed    )
for and on behalf of The Trust        )         /s/ Mr. A. J. Water       Date:
by MR A J WATERS                      )         MR A J WATERS
in the presence of:-


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness

THE WATERS CHILDREN'S TRUST Signed    )
for and on behalf of The Trust        )         /s/ Mrs. J. C. Waters     Date:
by MRS J C WATERS                     )         MRS J C WATERS
in the presence of:-


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said G E WEBSTER                      )         /s/ G. E. Webster         Date:
in the presence of:-                  )         G E WEBSTER


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness

Signed as a deed and delivered by the )
said B D WHITE                        )         /s/ B. D. White           Date:
in the presence of:-                  )         B D WHITE


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said H E WILLIAMS                     )         /s/ H. E. Williams
in the presence of:-                  )         H E WILLIAMS



 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said M M WILSON                       )         /s/ M. M. Wilson          Date:
in the presence of:-                  )         M M WILSON


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said MRS S M WILSON                   )         /s/ Mrs. S. M. Wilson     Date:
in the presence of:-                  )         MRS S M WILSON


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said K R WOOD                         )         /s/ K. R. Wood            Date:
in the presence of:-                  )         K R WOOD


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness


Signed as a deed and delivered by the )
said J S WORBOYS                      )         /s/ J. S. Worboys         Date:
in the presence of:-                  )         J S WORBOYS


 ................................                ..............................
Signature of Witness                            Address of Witness

 ................................                ..............................
Name of Witness                                 Occupation of Witness

Signed as a deed and delivered by the    )
said H E WORBOYS                         )     /s/ H. E. Worboys         Date:
in the presence of:-                     )     H E WORBOYS


 ................................               ..............................
Signature of Witness                           Address of Witness

 ...............................                ..............................
Name of Witness                                Occupation of Witness


THE RICHARD ELLIS (KJC) TRUST signed as  )
a deed and delivered for and on behalf   )
of the Trust by:-

BARNETT WADDINGHAM CAPITAL TRUSTEES
LIMITED

                                       /s/ K. Caesar                      Date:
 ...................................    .................................
Director                               K CAESAR

 ...................................    ........................................
Director/Secretary                     Signature of Witness


                                       ........................................
                                       Name of Witness


                                       ........................................
                                       Address of Witness


                                       ........................................
                                       Occupation of Witness

THE RICHARD ELLIS (AJW) TRUST signed as a deed    )
and delivered for and on behalf of The Trust      )
by:-


BARNETT WADDINGHAM CAPITAL TRUSTEES
LIMITED

                                       /s/ A. Waters                      Date:
 ...................................    .................................
Director                               A WATERS

 ...................................    ........................................
Director/Secretary                     Signature of Witness


                                       ........................................
                                       Name of Witness


                                       ........................................
                                       Address of Witness


                                       ........................................
                                       Occupation of Witness




THE RICHARD ELLIS (GEW) TRUST signed as a deed    )
and delivered for and on behalf of The Trust      )
by:-

BARNETT WADDINGHAM CAPITAL TRUSTEES
LIMITED

                                       /s/ G.E. Webster                   Date:
 ...................................    .................................
Director                               G E WEBSTER

 ...................................    ........................................
Director/Secretary                     Signature of Witness


                                       ........................................
                                       Name of Witness


                                       ........................................
                                       Address of Witness


                                       ........................................
                                       Occupation of Witness





THE RICHARD ELLIS (HVEA) TRUST signed as a deed   )
and delivered for and on behalf of The Trust      )
by:-

BARNETT WADDINGHAM CAPITAL TRUSTEES
LIMITED

                                       /s/ H. Ellingham                   Date:
 ...................................    .................................
Director                               H ELLINGHAM

 ...................................    ........................................
Director/Secretary                     Signature of Witness


                                       ........................................
                                       Name of Witness


                                       ........................................
                                       Address of Witness


                                       ........................................
                                       Occupation of Witness




THE RICHARD ELLIS (JSW) TRUST signed as a deed    )
and delivered for and on behalf of The Trust      )
by:-

BARNETT WADDINGHAM CAPITAL TRUSTEES
LIMITED

                                       /s/ J. Worboys                     Date:
 ...................................    .................................
Director                               J WORBOYS

 ...................................    .......................................
Director/Secretary                     Signature of Witness


                                       ........................................
                                       Name of Witness


                                       ........................................
                                       Address of Witness


                                       ........................................
                                       Occupation of Witness




Executed under the Common Seal of    )     /s/ Adam B. Gilbert
INSIGNIA FINANCIAL GROUP, INC.       )     ....................................
                                           ADAM B. GILBERT
in the presence of:

 ................................           ................................
Signature of Witness                       Address of Witness

 ................................           ................................
Name of Witness                            Occupation of Witness



Executed under the Common Seal of   )      /s/ Steven B. Siegel
INSIGNIA/ESG, INC.                  )      STEVEN B. SIEGEL
in the presence of:                        PRESIDENT



 ................................           ................................
Signature of Witness                       Address of Witness

 ................................           ................................
Name of Witness                            Occupation of Witness